UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES

EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 3, 2021 (October 28, 2021)

WILLSCOT MOBILE MINI HOLDINGS CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-37552	82-3430194
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4646 E Van Buren St., Suite 400

Phoenix, Arizona 85008

(Address, including zip code, of principal executive offices)

(480) 894-6311

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last

Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	WSC	The Nasdaq Capital Markets
Warrants to purchase common stock(1)	WSCTW	OTC Markets Group Inc.

(1) Issued in connection with the registrant’s acquisition of Modular Space Holdings, Inc. in August 2018, which are exercisable for one share of the registrant’s common stock at an exercise price of $15.50 per share.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02            Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 28, 2021, the Board of Directors (the “Board”) of WillScot Mobile Mini Holdings Corp. (the “Company”) appointed Rebecca L. Owen to serve as a Class I member of the Board. Ms. Owen was also appointed as a member of the Compensation Committee and the Nominating and Corporate Governance Committee of the Board.

Item 5.03            Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 28, 2021, the Board approved amendments to the Company’s Third Amended and Restated Bylaws to, among other things, eliminate the Related Party Transactions Committee of the Board, certain Board and committee composition requirements, Board super-majority voting provisions and operational structuring restrictions that were implemented in connection with the merger with Mobile Mini, Inc.

Corresponding amendments were made to the charters for the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee.

The foregoing description of the Fourth Amended and Restated Bylaws is not complete and is subject to, and qualified in its entirety by reference to, the full text of the Fourth Amended and Restated Bylaws, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 8.01            Other Events.

In addition, the Board approved amendments to the Company’s Certificate of Incorporation to fully eliminate its classified Board of Directors structure as of the Company’s 2022 Annual Meeting. The effectiveness of these proposed amendments is subject to stockholder approval, which the Company intends to seek at its 2022 Annual Meeting.

Item 9.01            Financial Statements and Exhibits

(d)  Exhibits

3.1 Fourth Amended and Restated Bylaws, dated as of October 28, 2021.

104 Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

WillScot Mobile Mini Holdings Corp.

Dated: November 3, 2021	By:	/s/ Christopher J. Miner

	By:	Christopher J. Miner
Title: Executive Vice President & Chief Legal Officer